United States Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2003

FIRST SHARES BANCORP, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-29837	35-1948962

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

996 South State Road 135, Greenwood, IN	46143

(Address of principal executive office)	(Zip Code)

(317) 882-4790

(Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

           (c)  Exhibits

                  Exhibit No.      Exhibit
                  -----------         ---------

                       99                Press Release dated May 6, 2003

Item 9.   Item 12 Disclosure of "Results of Operations and Financial Condition"

             This information is being provided under Item 12 in accordance with SEC Release Nos. 33-8216 and 34-47583.

             On May 6, 2003, First Shares Bancorp, Inc. (First Shares) reported first quarter earnings in a press release which is attached as Exhibit 99 to this report.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Shares Bancorp, Inc.

Date: May 6, 2003	By: /s/ Jerry R. Engle
Jerry R. Engle
President